                                   ASSIGNMENT


     THIS ASSIGNMENT (the "Assignment") is made this 31th day of December, 1996 by the holders listed on the signature page hereto (each a "Holder" and together the "Holders"), with reference to the 7.50% Senior Subordinated Debentures due 2005 (the "Debentures") and the Series A 6.0% Cumulative Preferred Stock (the "Preferred Stock"; collectively, the Debentures and the Preferred Stock are referred to as the "Securities") of Alliance Imaging, Inc. (the "Company") held by the Holders, and issued pursuant to an Amended and Restated Purchase Agreement dated as of December 31, 1994, as amended by that certain First Amendment to Amended and Restated Purchase Agreement dated as of December 31, 1994, as amended by that certain Second Amendment to Amended and Restated Purchase Agreement dated as of April 15, 1996 (as so amended, the "Purchase Agreement"), to the Company.

     NOW, THEREFORE, in consideration of the payment hereinafter provided, the undersigned does hereby agree as follows:

     1. REPURCHASE OF SECURITIES. Each of the Holders, severally and not jointly, does hereby sell and transfer to the Company all of its right, title and interest in and to all of such Holder's (i) Debentures (including principal, accrued and unpaid interest thereon through the date hereof and any and all other obligations of the Company under such Debentures) and (ii) Preferred Stock (including, with respect to each share of Preferred Stock, the face amount thereon, accumulated and unpaid dividends through the date hereof and any and all other obligations of the Company under such Preferred Stock). Said sales and transfers (the "Repurchase Transaction") are being made in consideration of the payment in cash to the Holder of the amount set forth opposite its respective name on Schedule 1 hereto (the "Purchase Price"), which amount is being paid by the Company to the respective Holder simultaneously with the execution and delivery of this Assignment. In the case of each Holder, that portion of the Purchase Price equal to the principal amount of the Debentures and all accrued and unpaid interest thereon through the date hereof is being paid in consideration of the Debentures and the other rights described in clause
(i) above, and the balance of the Purchase Price is being paid in consideration of the Preferred Stock and the other rights described in clause (ii) above. Payments are being made by wire transfer of immediately available federal funds to accounts specified by the respective Holders prior to the date hereof, or by bank cashiers check, as previously specified by such Holder. Each Holder, severally and not jointly, is hereby delivering or causing to be delivered to the Company all of such Holder's certificates representing such Holder's Debentures and Preferred Stock, in each case duly endorsed for transfer or accompanied by duly executed instruments of transfer separate from certificates.

     Upon the closing of the Repurchase Transaction, all of the Company's obligations and indebtedness to each Holder under the Purchase Agreement, the Debentures and the Preferred Stock, and the obligations of the Company's subsidiaries under the Guaranty (as defined in the Purchase Agreement), shall be deemed fully satisfied and repaid, and such instruments and agreements shall be of no further force or effect.

     2. REPRESENTATIONS AND WARRANTIES. Each Holder, severally and not jointly, does hereby represent and warrant to the Company as follows:

          2.1 DUE AUTHORIZATION, NO CONFLICT, ETC. The Holder has all requisite power and authority to enter into this Assignment and to transfer the Securities and to perform each other provision hereof. The execution, delivery and performance of this Assignment has been duly and validly authorized by all necessary corporate and other action on the part of the Holder. This Assignment constitutes the legal, valid and binding obligation of the Holder, enforceable against it in accordance with its terms. None of the execution, delivery and performance of this Assignment conflicts with the charter documents of the Holder or any law or regulation applicable to the Holder, and none of the execution, delivery and performance of this Assignment requires the consent of or notice to any governmental authority, other than any such consent or notice that has been obtained or given.

          2.2 SECURITIES. The Holder is the registered and beneficial owner of the Securities in the aggregate outstanding principal or, as the case may be, face amount as set forth opposite its name on Schedule 2 hereto. The Holder has not heretofore sold or otherwise transferred any right, title or interest in or to any of the Securities, and the Securities being sold and transferred to the Company hereby are free and clear of any and all liens, claims, security interests and encumbrances whatsoever. To the knowledge of the Holder, no action or suit by any party is pending or threatened concerning ownership of or compliance with the terms of the Securities. Upon payment of the purchase price by the Company pursuant to this Assignment, the Company will be the legal and beneficial owner of all of the Securities, free and clear of all liens, claims, security interests and other encumbrances. The Holder acknowledges that the Repurchase Transaction complies in all respects with the requirements of the Purchase Agreement, the Debentures and the Preferred Stock, or any deviations therefrom are hereby waived.

     3.   COVENANTS OF THE COMPANY.  The Company hereby covenants as follows:

          3.1 BOARD REPRESENTATION. Following the closing of the Repurchase Transaction, and so long as The Northwestern Mutual Life Insurance Company ("Northwestern") continues to own at least ten percent (10%) of the outstanding common stock of the Company calculated on a fully diluted basis, at the request of Northwestern, the Company will include one (1) designee of Northwestern in its slate for election to the Company's Board of Directors (the "Board") at each annual meeting of stockholders of the Company (subject only to the Board's fiduciary obligations to the Company's stockholders under applicable law); and

          3.2 STANDSTILL AGREEMENTS. Simultaneously with the closing of the Repurchase Transaction the Company is entering into with each of the Holders an Amended and Restated Standstill Agreement in substantially the form attached as
Exhibit 1 hereto, and the Company and Richard N. Zehner are entering into an Amended and Restated Standstill Agreement in substantially the form attached hereto as Exhibit 2.

     4.   GENERAL.

          4.1 ENTIRE AGREEMENT. This Assignment and the certificates and other instruments delivered in connection herewith constitute and evidence the entire agreement among the parties hereto and supersede all prior agreements, representations, warranties, statements and understandings, whether oral or written, with respect to the subject matter hereof.

          4.2 FURTHER ASSURANCES. Each Holder shall at any time and from time to time following the date hereof promptly execute and deliver, or cause to be executed and delivered by the Company all such further instruments and take all such further action as may be reasonably necessary or appropriate to confirm, carry out and evidence the provisions and intent of this Assignment.

          4.3 GOVERNING LAW. This Assignment shall be governed by the laws of the State of New York applicable to contracts executed and wholly performed therein, without giving effect to the conflict of laws provisions thereof.

          4.4 CAPTIONS. All section titles or captions contained in this Assignment are for convenience only, shall not be deemed a part of this Assignment and shall not affect the meaning or interpretation of this Assignment.

          4.5 SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon and inure to the benefit of the Company, each Holder, and their respective successors and assigns.

          4.6 NUMBER AND GENDER. Throughout this Assignment, as the context may require, (a) the masculine gender includes the feminine and the neuter gender includes the masculine and the feminine, and (b) the singular tense and number includes the plural, and the plural tense and number includes the singular.

          4.7 LEGAL FEES. In any suit or proceeding arising out of this Assignment or to interpret or enforce any provision of this Assignment, the prevailing party shall be entitled to all out-of-pocket expenses and reasonable legal fees incurred by such party in connection with such suit or proceeding.

     IN WITNESS WHEREOF, this Assignment has been executed by the parties hereto as of the day and year first written above.

                         ALLIANCE IMAGING, INC.


                         By:
                              --------------------------------------

                         Its:
                              --------------------------------------

                         THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


                         By:
                              --------------------------------------

                         Its:
                              --------------------------------------

                         THE TRAVELERS INDEMNITY COMPANY


                         By:
                              --------------------------------------

                         Its:
                              --------------------------------------


                         THE TRAVELERS INSURANCE COMPANY


                         By:
                              --------------------------------------

                         Its:
                              --------------------------------------

                         THE TRAVELERS LIFE AND ANNUITY COMPANY


                         By:
                              --------------------------------------

                         Its:
                              --------------------------------------

                         THE LINCOLN NATIONAL LIFE INSURANCE

                         COMPANY

                         By:  Lincoln National Investment Management Company


                         By:
                              --------------------------------------

                         Its:
                              --------------------------------------

                         BEDROCK ASSET TRUST I


                         By:
                              --------------------------------------


                         Its:
                              --------------------------------------

                                   SCHEDULE 1
                       PAYMENTS AT CLOSING TO EACH HOLDER

           Holder                         Payment
           ------                         -------

The Northwestern Mutual                   $ 8,460,943.12
Life Insurance Company

The Travelers Indemnity                   $ 2,220,376.59
Company

The Travelers Insurance                   $ 1,920,382.50
Company

The Travelers Life and                    $   987,112.50
Annuity Company

The Lincoln National Life                 $ 2,563,935.29
Insurance Company

Bedrock Asset Trust I                     $ 1,794,750.00

                                   SCHEDULE 2
              PRINCIPAL/FACE AMOUNTS OF DEBENTURES/PREFERRED STOCK

          Holder                Debentures       Preferred
          ------                ----------       Stock
                                                 -----

The Northwestern Mutual        $ 4,714,286.00    $ 3,219,838.26
Life Insurance Company

The Travelers Indemnity        $ 1,237,143.00    $   844,981.16
Company

The Travelers Insurance        $ 1,070,000.00    $   730,810.00
Company

The Travelers Life and         $   550,000.00    $   375,650.00
Annuity Company

The Lincoln National           $ 1,428,571.00    $   975,720.58
Life Insurance Company

Bedrock Asset Trust I          $ 1,000,000.00    $   683,000.00